Sidoti Micro Cap Conference Investor Presentation January 2025

Except for specific historical information, many of the matters discussed in this presentation may express or imply projections of revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These statements may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to NN, Inc. (the “Company”) based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. Forward-looking statements involve a number of risks and uncertainties that are outside of management’s control and that may cause actual results to be materially different from such forward-looking statements. Such factors include, among others, general economic conditions and economic conditions in the industrial sector; the impacts of pandemics, epidemics, disease outbreaks and other public health crises on our financial condition, business operations and liquidity; competitive influences; risks that current customers will commence or increase captive production; risks of capacity underutilization; quality issues; material changes in the costs and availability of raw materials; economic, social, political and geopolitical instability, military conflict, currency fluctuation, and other risks of doing business outside of the United States; inflationary pressures and changes in the cost or availability of materials, supply chain shortages and disruptions, the availability of labor and labor disruptions along the supply chain; our dependence on certain major customers, some of whom are not parties to long-term agreements (and/or are terminable on short notice); the impact of acquisitions and divestitures, as well as expansion of end markets and product offerings; our ability to hire or retain key personnel; the level of our indebtedness; the restrictions contained in our debt agreements; our ability to obtain financing at favorable rates, if at all, and to refinance existing debt as it matures; our ability to secure, maintain or enforce patents or other appropriate protections for our intellectual property; new laws and governmental regulations; the impact of climate change on our operations; and cyber liability or potential liability for breaches of our or our service providers’ information technology systems or business operations disruptions. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s filings made with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this press release, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements. With respect to any non-GAAP financial measures included in the following presentation, the accompanying information required by SEC Regulation G can be found in the back of this document or in the “Investors” section of the Company’s web site, www.nninc.com, under the heading “News & Events” and subheading “Presentations.” Forward Looking Statement & Disclosures 2

Investment Highlights: Enterprise Transformation Underway and Showing Good Results ▪ Leveraging current footprint and capabilities to drive organic growth and more wins, supported by Ops improvements ▪ Investing aggressively into medical & electrical markets, adding capacity in low-cost geographies ▪ Growing in China for high- growth Chinese domestic market and its low-cost export markets New Approach to Winning Future Business ▪ 1st of 3-phase transformation plan; sales wins, curating portfolio, growing profits, and increasing cash flows ▪ Fixing unprofitable areas; improving profits and margins via cost optimization, pricing, and better utilization ▪ Increasing operating efficiency with a heavy focus on precision automation Enterprise Transformation Underway ▪ New leadership team focused on reengineering for growth and profits ▪ Experienced in transforming cost structures, commercial agendas, & customer satisfaction ▪ Direct experience in NN’s end markets and with its key customers New Top Leadership Team 3 ▪ Leading global manufacturer of high-precision and highly- technical machined and stamped metal products ▪ Capabilities command premiums through decades of proprietary engineering know- how and mission criticality ▪ Products and expertise are applicable to diverse, desirable end markets and applications; automotive, medical & power Make Critical Precision Parts for Attractive End Markets ▪ Implementing actions to improve WACC and strategic flexibility through a comprehensive refinancing ▪ Remaining focused on long- term capital structure optimization ▪ Successfuly refinanced ABL and intently focused on Term Loan Lower Cost of Capital / Improve Capital Structure Repositioning, Increasing Competitiveness, and Delivering Results Going into 2025

NN At A Glance

- **Best-In-Class** maker of high-precision, complex metal products
  - Achieved $136 million in new business wins from 2023 to 2024
    - Targeting $65 million in annual wins as part of 5-year growth plan
    - Supplemental goals include $50 million in Medical Components wins (5 years) and $50 million in Electrical Components wins (3 years)
- **On track** to achieve revenue diversification with margin accretive mix shift, and expansion in high-growth, high-value areas underway
- **Organic growth** through new wins is being achieved through innovation, technical leadership, and improved operational performance
- **Strategic Partner** to diversified and global customer base with long standing business relationships and long-running business streams
- **Two Primary Product Segments:**
  - Power Solutions: precision stamped parts, plated parts, and subassemblies
  - Mobile Solutions: primarily high-spec machined parts and assemblies
- **Global Manufacturing Platform:** 25 facilities in 6 countries, and China Joint Venture(1) machining plant with more than *$120 million in sales annually

Revenue*
$470 Million

Adjusted EBITDA*
$46 million

Adjusted EBITDA %*
10%

Customers
>1,100

Global Employees
~3,000 + Additional ~700 in China JV

Revenue Breakdown*



39%
Power Solutions
61%
Mobile Solutions

(1) 49% ownership in China JV

*Trailing Twelve Months as of 9/30/24

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Globally Competitive Operational Footprint

Close-to-customer engineering centers coupled with both localized production for local markets and global low-cost footprint

- Close proximity to customers in all major markets to meet local needs
- Low-cost country footprint aligned with strategy and facility optimization initiative
    - Localized production for domestic markets is a competitive advantage and helps insulate NN from tariff risks
- Centers of excellence in engineering and manufacturing spanning four continents supporting regional requirements
- China Joint Venture ("JV" or "China JV")* includes ~700 employees in one facility and generates *$120M+ in profitable revenue



North America	South America	Europe	APAC
71% REVENUE [1]	9% REVENUE [1]	8% REVENUE [1]	13% REVENUE [1]
47% EMPLOYEES	23% EMPLOYEES	10% EMPLOYEES	20% EMPLOYEES
18 FACILITIES	4 FACILITIES	2 FACILITIES	3 FACILITIES
~1,341 MACHINE CENTERS	~580 MACHINE CENTERS	~321 MACHINE CENTERS	~311 MACHINE CENTERS

NN, Inc. logos represent employee concentration

[1] Trailing Twelve Months as of 9/30/24

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(*) NN has 49% ownership in China JV; net income reported in "other income" in consolidated financials

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NN's 5-Year Plan for Growing Sales and Profits

2028 Goals	Pathway to Achievement	Near-Term Progress
Grow Revenue to ≥ $650M	▪ Organic sales growth of 3-4% on base business ▪ Higher growth targeted in medical and electrical systems ▪ Strategic acquisitions to accelerate strategy when timing is right	2025 will have Y/Y growth in targeted markets across both Power Solutions and Mobile Solutions

New Business Wins of $325M Over 5 Years	▪ Expanding new business program in several new areas:
	  ▪ Connect & Protect – Connector components and shields
	  ▪ Power Up – Busbar and electrical components
	  ▪ Steering – Front and rear steering
	  ▪ Fuel efficiency – Hybrid and ICE
	▪ Invest growth capex to expand capabilities in key growth areas
		Secured $136M in new business in 2023/24;
		
		Heading into 2025 with ~$720M pipeline

Managing Cash Flows to Advance Transformation	▪ Generate free cash flow, invest $100M in capex over 5 years ▪ Decrease interest expenses via refinancing and rate reduction ▪ Lower cost of capital and strategic flexibility through refinancing	Repositioning balance sheet for refinancing
Increase Adjusted EBITDA Margin to 12-13%	▪ Rationalize business and operations at 6 underperforming plants ▪ Achieve net cost-down through 'Continuous Improvement' program ▪ Improve working capital management and return to positive Adjusted EPS	Margins are at ~10% and expected to reach target rates in 2025

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5-Year Plan to Grow Business to $650 million

→ $600 million Organic + $50 million in Growth via Acquisition

	Program	Goal	Status
Organic Growth	New Wins Program	$325 million over 5 years Achieved $136 million of new wins in first 2 years	• Performing in-line with $40 million annual new wins growth (net) goal • Based on $65 million annual new wins target & ($25) million of EOPs • $60 million of new wins achieved in '23 & '24 are not yet in run-rate • 300+ program awards, 20+ new customers
Organic Growth	Electrical *"Connect and Protect"* New Wins	$50 million over 3 years	• Added dedicated sales team • On track to win ~$29 million in first 18 months of this initiative • Winning with new blue chip, industry leading customers: Aptiv, Yazaki, Sumitomo
Organic Growth	Electrical *"Power Up"* New Wins	$50 million over 5 years	• Added dedicated sales team - *'Team for Grid Solutions'* • On track to win ~$12 million in first 12 months
Organic Growth	Medical Products New Wins	$50 million over 5 years	• Added dedicated sales team • Won ~$4.5 million in first 12 months
Inorganic Growth	Electrical Business M&A*	$25 million in acquired sales over 5 years	• Have evaluated multiple companies as part of growth strategy • Will assess for best strategic fit
Inorganic Growth	Medical Products M&A*	$25 million in acquired sales over 5 years	• Have evaluated a few companies • Targeting bolt-on acquisitions in the medical device market

BEYOND RELIABLE.

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NN's Markets are Healthy; On Track to Grow in 2025

Primary End Market Outlook				
End Market	**~% of NN Revenue**	**Market Indicators**	**+/-**	**NN's Outlook vs. Market**
Global Passenger Vehicle	40%	Global light vehicle market production is growing slightly; global demand patterns undergoing change China OEs have emerged as global exporters. Powertrain diversification across hybrid, ICE and EV. US light vehicle forecast mostly flat in 2025	⟺	Expanding capacity in China to make highest value products; steering and fuel efficiency *New 'Connect and Protect'* product line is focused onto electrical connector, electrical harness and bus bar for vehicles and chargers
US General Industrial, Other	30%	*Statista* forecasts approximately 3% growth	↗	Demand is generally steady for the industries that we serve
Power Grid and Electricity Control	15%	Global power grid market modest growth, driven by software and replacement Electrical distribution and control strong in Industrial, weaker in construction	↗	Strong smart meter business is healthy and growing; residential construction is flat-ish for circuit breaker products, business is steady
Commercial Vehicle	10%	Long haul to be down in FY'25, up in FY'26 Market volatility in Class 6-8 higher than in passenger vehicles China now 1/3rd of global commercial trucks built	⟺	NN's business is focused on light and medium duty trucking and energy efficient engines Applications and geographic markets where NN operates are stronger than headline market demand
Medical Equipment, Surgical Tools, and Implants	5%	Orthopedic sales are growing modestly	↗	Focused on growing a robust pipeline of new programs and awards Long-term goal $100M net sales

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Power Solutions: Stamped & Assembled Metal Products

Many well-positioned customers, strong new wins → Solid driver of consolidated growth in FY'25

Power Solutions – Stamped & Assembled Products

Provides:

Customers with precision stamped parts, electroplated parts, assembly capabilities to help co-design and produce safe, durable, and high-quality mission-critical components across a flexible volume/mix platform

End Markets:

Electric Grid, Industrial, Vehicles, Electronics, Medical (new), Connector Parts (new), and Electric Shielding (new)

Key Product Applications:

Smart meters, circuit breakers, sensors, transformers, switchgears, defense, and surgical instruments



Connector Shields



Smart Meter Contact Assembly or "Blade"



Medical Surgical Instruments

Specializing in hard-to-make Stampings & Platings



Design and build our own dies in-house



In-house rapid prototyping to speed up the innovation process



Good footprint between the US, Mexico and China

BEYOND RELIABLE

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10 Mobile Solutions: Machined Metal Products Provides: Customers with precision machining and finishing capabilities to develop 6 sigma product designs with unmatched speed to market and advanced in-house precision engineering capabilities End Markets: Vehicles, (ICE/BEV/HEV), Industrial, and Medical (new) Key Product Applications: Electric power steering, electric braking, electric motors, gas and diesel fuel systems, emissions control for heavy duty (dosing) Precision Worm Shafts (electric power steering) Inlet Fittings Electric Motor Shafts Mobile Solutions – Machined Products Specialize in tough, quiet parts with micron tolerances Every part is customer designed Key is the best manufacturing process Lots of know- how We are part of a larger system We guarantee mating and compatibility Focused on next-gen processes and products Good footprint in US, Brazil, France, Poland, and China Many well-positioned global customers with global agendas → Growth in 2025

2. “Group of 7” money-losing plants being fixed, Adj. EBITDA dramatic YTD improvement 11 50% 40% 50% 40% 60% Fix Sales & Grow the Company Deleverage & Refi Debt Expand Margins Fix Unprofitable Areas New Leadership Q3’23 YTD Q3’24 YTD ($8.4) ($0.8) Q3’23 YTD % Q3’24 YTD % Mobile increased 11.4% 13.1% Power* increased 21.3% 21.5% NN* increased 14.9% 16.3% Transformation Plan Making Solid Progress 1. Cemented Top Leadership • Still strengthening medical, electrical grid, stamped products, & select plants 3. Gross Profit margins are expanding 4. Reduce leverage • Down to 3.0x from 3.9x vs Q2’23 • Sold Lubbock, paid off debt, and gained operational flexibility to go faster • Refinanced ABL in 2024 – focused on refinancing Term Loan in H1’25 5. Rationalized legacy sales will be fully offset and expect year-over- year sales growth in 2025 at stronger margins Transformation ~50% Complete After 5 Quarters ($millions) *Excludes Lubbock

Organic Growth Program Continues to Deliver Growth 12 Goal is $325M in new awards over 5-year span – on track through first 8 quarters at $136M of new awards ▪ Steering system wins in China market with NN’s most advanced products ▪ Continued focus on Electrical and Medical end markets, as well as stamped products ▪ Turnaround of underperforming plants has become into a key enabler ▪ Pipeline has grown over last 5 quarters to over $720M ▪ Winning new business both above market growth rates and higher than customer rationalization ▪ Delivered 2nd consecutive NN record for annual new wins in ‘24 ▪ Outlook calls for accretive sales growth in FY’25 Machined Parts: 73% Mobile Solutions-Asia: 38% Auto: 74% Existing Customers: 75% Stamped Parts: 23% Power Solutions Produced: 27% Non-Auto: 26% New Customers: 25% Mobile Solutions NA / EU / SA Produced: 35% Assemblies: 4%

13 Tariffs are Good for NN but Not Counting on Them US has tariffs on certain auto parts and completed passenger vehicles → Trump seeking further protection ▪ US auto part business plan focus is to maintain market positions but not overly invested ▪ Tariffs action should strengthen NN’s US automotive business ▪ Proposed tariffs increase NN’s competitiveness, strengthen pricing power, and protect margins NN’s US auto parts business does not import from China NN also produces auto parts in China for the Chinese domestic market ▪ A ~$65 million* wholly-owned China auto-part making business and a $120+ million* JV that makes auto-parts for China (1) ▪ NN’s China production is consumed locally for the Chinese domestic auto market ▪ The China auto market is healthy and growing ▪ NN's China business is not expected to be impacted by the proposed US tariffs *Trailing Twelve Months as of 9/30/24

Deleveraging and Fixing Balance Sheet is a Focus Area


Leverage*
3.9x
3.4x
3.2x
3.1x
3.2x
3.0x
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24

Strategic Refinancing Process Continues – Will Help Accelerate Transformation and Future Growth

- Leverage has meaningfully declined Y/Y – reflecting improved Adjusted EBITDA, strategic divestiture of Lubbock
- Recently refinanced the Company's ABL as first step in comprehensive refinancing execution plan
- Refinancing strategy centered on improving flexibility and capacity vs. existing debt structure
- Process is influenced by NN's evolving growth capital and capacity expansion needs as well as the Company's changing cost

Deleveraging remains part of long-term capital structure optimization, including preferred equity

(*) Leverage multiple defined as net debt / trailing twelve month adjusted EBITDA

BEYOND RELIABLE
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15 2025 Outlook Returning NN to Y/Y growth $460 million - $480 million Net Sales Stronger margins + cost-out benefit $53 million - $63 million Adjusted EBITDA On-track w/ 5-year plan $65 million New Business Wins • NN has begun its forward growth trajectory → ending multi-year stagnation • Organic growth contribution from both business segments, led by Power Solutions • 2025 results will reflect growth in Sales, Adjusted EBITDA, and margin rates • Adjusted EBITDA forecasted at highest level in 5 years through stronger profit rates and cost-out actions • 2025 will represent another year of balance sheet improvement • Anticipate refinancing of Term Loan in 2025 as part of long-term balance sheet optimization • Stronger free cash flow generation expected on improved EBITDA and balance sheet – strategically investing to support growth (*) Y/Y growth vs. midpoint of FY’24 guidance

Thank You 16 Joe Caminiti or Stephen Poe, Investors NNBR@alpha-ir.com 312-445-2870 Investor Contacts

17 The Company discloses in this presentation the non-GAAP financial measures of adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow and net debt. Each of these non-GAAP financial measures provides supplementary information about the impacts of acquisition, divestiture and integration related expenses, foreign-exchange impacts on inter-company loans, reorganizational and impairment charges. The costs we incur in completing acquisitions, including the amortization of intangibles and deferred financing costs, and divestitures are excluded from these measures because their size and inconsistent frequency are unrelated to our commercial performance during the period, and we believe are not indicative of our ongoing operating costs. We exclude the impact of currency translation from these measures because foreign exchange rates are not under management’s control and are subject to volatility. Other non-operating charges are excluded, as the charges are not indicative of our ongoing operating cost. We believe the presentation of adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow and net debt provides useful information in assessing our underlying business trends and facilitates comparison of our long-term performance over given periods. The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company's industry, as other companies may calculate such financial results differently. The Company's non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual income growth derived from income amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. (a) Non-GAAP adjusted EBITDA represents GAAP income (loss) from operations, adjusted to include income taxes, interest expense, write-off of unamortized debt issuance costs, interest rate swap payments and change in fair value, change in fair value of preferred stock derivatives and warrants, depreciation and amortization, charges related to acquisition and transition costs, non-cash stock compensation expense, foreign exchange gain (loss) on inter-company loans, restructuring and integration expense, costs related to divested businesses and litigation settlements, income from discontinued operations, and non-cash impairment charges, to the extent applicable. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from continuing operations. Non-GAAP Financial Measures Footnotes

Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA 18 (1) Personnel costs include recruitment, retention, relocation, and severance costs (2) Facility costs include costs of opening / closing facilities and relocation / exit of manufacturing operations (3) Non-GAAP adjusted EBITDA margin = Non-GAAP adjusted EBITDA / GAAP net sales

19 Trends We See → Steering Systems Electric steering systems continue to present content rich, powertrain-agnostic opportunities globally Quality, Innovation and Cost continue to drive sourcing to NN Inc. ▪ Higher torque outputs in smaller packaging by selective material science ▪ Noise vibration and harshness (NVH) optimizations through DFM* Input ▪ Efficiency test results = reduced losses yield range extension, and reliability The NN Inc. Advantage: ▪ Advanced processing techniques for high torque materials ▪ Competence to optimize NVH and efficiency through manufacturing quality ▪ Best total cost solutions – a global partner to OEM and Tier 1 suppliers. (*) DFM = Design for Manufacturing

20 Trends We See → China Making Low-Cost Cars for Itself and Non-US Markets China's largest markets – China, Russia, Latin America, Middle East and parts of Europe. Largely blocked from US, Canada, India, Turkey, and Brazil. NN has been in China in over 20 years om both auto and medical markets for machined and stamped parts. Sell a great mix of products in that market. NN is benefitting from the emergence of China as an auto exporter. For instance, NN's Wuxi plant sales are growing strongly with additional business wins for 2025, 2026 and 2027.